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                                                                  Exhibit 10(37)

                              SIXTH AMENDMENT TO
                      CONSOLIDATED, AMENDED AND RESTATED
                AIRCRAFT AND ENGINE LOAN AND SECURITY AGREEMENT


     THIS SIXTH AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED AIRCRAFT AND ENGINE LOAN AND SECURITY AGREEMENT (this "Amendment") made and entered into this 13/th/ day of August, 1998 by and between FINOVA CAPITAL CORPORATION (formerly GREYHOUND FINANCIAL CORPORATION) (the "Lender"), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at 1850 North Central Avenue, Phoenix, Arizona 85002 and TOWER AIR, INC. (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at Hangar No. 17, John F. Kennedy International Airport, Jamaica, New York 11430.

                             W I T N E S S E T H:
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     WHEREAS, the Borrower and the Lender have previously entered into the
Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of March 25, 1996, as amended by the First Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of May 8, 1996, the Second Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of September 25, 1996, the Third Amendment to Consolidated, Amended and Restated Aircraft Engine Loan and Security Agreement dated as of November 27, 1996, the Fourth Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of January 16, 1997 and the Fifth Amendment to Consolidated, Amended and Restated Aircraft Engine Loan and Security Agreement dated December 24, 1997)the "Fifth Amendment") (collectively, the "Loan Agreement");

     WHEREAS, the Borrower has requested that (a) the Lender grant to the Borrower a deferral of the payment of principal (other than the payment of $1,500,000.00 in connection with the sale of certain Engines) for the period of April, 1998 through and including March, 1999 in respect of the Consolidated, Amended and Restated Promissory Note dated December 24, 1997 in the principal amount of $ 42,851,030.82 and to amend and restate such note to provide for such principal deferral and an extension of the term for the repayment thereof for a period of one year , (b) the Lender grant to the Borrower a deferral of the payment of principal (other than a payment of $152, 186.15 ) for the period
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of April, 1998 through and including March, 1999 in respect of Amended and
Restated Promissory Note dated December 24, 1997, in the principal sum of $18,234,098.22 and to amend and restate such note to provide for such principal deferral and an extension of the term for the repayment thereof for a period of one year and (c) to amend and restate the Amended and Restated Promissory Note dated March 10, 1998 (the "March 10, 1998 Note") to change the repayment terms thereof; and

     WHEREAS, the Borrower and the Lender amended the Loan Agreement on May 8, 1996 and September 25, 1996 in each case, among other things to add an event of default in Section 8.1 of the Loan Agreement, but both such events of default were mistakenly identified as Subparagraphs 8.1 (m), and the parties now wish to correct such mistake in this Sixth Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement.

     NOW THEREFORE, the undersigned hereto agree as follows:

     1.   DEFINITIONS.
          -----------

          Capitalized terms used herein unless otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

     2.   AMENDMENTS TO LOAN AGREEMENT.
          -----------------------------

          2.1 Section 1.1 of the Loan Agreement is amended by deleting the definitions "November 1996 Note" and "November 1996 Loan" and inserting the following in place thereof:

               "NOVEMBER 1996 NOTE: shall mean that certain Promissory Note dated November 27, 1996 issued by the Borrower to the Lender in the principal amount of $2,000,000.00 as amended and restated by that certain Amended and Restated Promissory Note dated January 15, 1997 issued by the Borrower to the Lender in the principal amount of $4,000,000.00, as further amended and restated by that certain Amended and Restated Promissory Note dated December 24, 1997 issued by the Borrower to the Lender in the principal amount of $4,031,616.68, as amended and restated by that certain Amended and Restated Promissory Note dated March 10, 1998 in the principal amount of $4,668,403.20, as amended and restated by that certain Amended and Restated Promissory Note dated August 13, 1998 in the principal amount of $4,033,293.63, as

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          amended and as at any time further amended, supplemented or restated."

               "NOVEMBER 1996 LOAN: shall mean collectively, (a) USD 2,000,000.00 which was advanced by the Lender to the Borrower on November 27, 1996; (b) USD 2,000,000.00 which was advanced by the Lender to the Borrower on January 15, 1997; (c) USD $3,363,213.48 which was advanced by the Lender to the Borrower on December 24, 1997;
          (d) USD $636,786.52 which was advanced by the Lender to the Borrower on March 10, 1998 and (e) any other amounts at any time advanced by the Lender to the Borrower pursuant to the terms of the Loan Agreement or any amendments thereto."


          2.2 Clause (c) of Section 3.4 is deleted in its entirety and replaced by the following:

          "The unpaid principal amount of that portion of the Loan equal to the November 1996 Loan together with any unpaid accrued interest thereon shall be repaid by the Borrower in full on March 31, 1999 and the unpaid principal amount of that portion of the Loan equal to the Consolidated Loan together with any unpaid accrued interest thereon shall be repaid by the Borrower in full on December 31, 2002."

          2.3 Section 8.1 is amended by (i) replacing the two Subparagraphs thereof both previously denominated (m), with the following clause (m) and (n):

          "(m) an 'Event of Default' under and as defined in the Loan Agreement [N616 FF] shall have occurred and be continuing;

           (n) A default under the Engine Upgrade Agreement by the Borrower has occurred and is continuing; or"

and (ii) adding a new Subparagraph (o) after Subparagraph (n) which reads as follows:

          "(o) the Borrower shall have failed to comply with its obligations pursuant to that certain Assignment Agreement between the Borrower and the Lender dated August 13, 1998, which failure shall continue for a period of five days subsequent to receipt by the Borrower of written notice thereof."

     3.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

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          3.1  Except for the representations and warranties set forth in
Sections 7.4, 7.7, 7.8, 7.9, 7.13, 7.15 and 7.16 the Borrower restates the representations and warranties set forth in Section 7 of the Loan Agreement as if such representations and warranties were set forth in full herein, provided, however that every reference in such representations and warranties to the term "Documents" shall be deemed to include this Amendment and the New Note, the Consolidated Note, the Amended Note and the Assignment Agreement (collectively, the "Loan Document Amendments").

          3.2 On and as of the date hereof, the Borrower represents and warrants as follows:

          (a) Except as set forth on Attachment A hereto, and as further described in the opinion of Borrower's counsel delivered pursuant to Section 4
(g) hereof, there is no litigation currently pending or expected against the Borrower before any court or administrative agency which may have a materially adverse effect on the assets, business, financial condition or operations of the Borrower or which would or do prevent or hinder the performance by the Borrower of its obligations under the Documents.

          (b) The Lender's Security Interest in and to the Aircraft, is duly perfected and properly preserved and perfected and continues to constitute a first priority security interest in and to the Aircraft, in accordance with applicable laws and regulations.

          (c) The Borrower (i) owns and holds good and marketable title to each Aircraft and each Engine, free and clear of all liens, security interest, charges, claims and encumbrances of whatsoever nature (other than the Security Interest granted and conveyed to the Lender by the Mortgage and herein) and (ii) will defend title to each Aircraft and each Engine against the claims and demands of all parties.

          (d) There is no further registration, recording or filing with respect to the Aircraft or the Engines necessary or advisable in order to continue the Borrower's title thereto nor to continue the perfection of the Security Interest in favor of the Lender in and to the Aircraft or the Engines, other than the filing of the Mortgage Amendments and the Uniform Commercial Code financing statements.

          (e) Borrower has furnished to Lender financial statements unaudited on an interim basis and related financial information as of June 30, 1998, prepared by

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Borrower in accordance with generally accepted accounting principles for interim financial information (the "Financial Statements"). Such Financial Statements (including notes thereto) fully and fairly present the financial condition of Borrower as of the dates of the balance sheets contained therein, and the results of its operations for the periods then ended all in conformity with GAAP on a basis consistent with that of financial statements for corresponding prior periods. Except as disclosed therein, Borrower has no material contingent liabilities (including liabilities for taxes). Since June 30, 1998, there has been no material adverse change in the business, operations or financial condition of Borrower.

          (f) The reports as to the status and condition of the Aircraft Engines and the Engines have been true and accurate in all material respects.

     4.   CONDITIONS PRECEDENT
          --------------------

          4.1 Notwithstanding anything contained in this Amendment or the other Loan Document Amendments to the contrary, the obligation of the Lender to grant the principal deferral requested by the Borrower and to extend the repayment term in respect of the Consolidated Note and the Amended Note, as defined below, is expressly contingent on the fulfillment and/or satisfaction in the sole discretion of the Lender of the following conditions precedent and the receipt by the Lender (in form and substance satisfactory to the Lender) of such documents and instruments, if any, therein required or deemed necessary by the Lender to evidence the fulfillment and/or satisfaction of said conditions precedent:

               (a) The Borrower and the Lender have executed and delivered this Amendment or have caused the same to be done;

               (b) The Borrower has executed and delivered to the Lender the Amended and Restated Promissory Note dated August 13, 1998 in the principal amount of $ 4,033,293.63 (the "New Note"), the Consolidated, Amended and Restated Promissory Note dated August 13, 1998 in the principal amount of $41,351,030.82 (the "Consolidated Note"), and the Amended and Restated Promissory Note dated August 13, 1998, in the principal amount of $18,081,512.07 (the "Amended Note");

               (c) The Borrower and the Lender have executed the Assignment Agreement dated August 13, 1998 (the "Assignment Agreement").

               (d)  The Borrower has executed and delivered the precautionary

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UCC-1 filing required by the Assignment Agreement.

          (e) The Borrower and the Lender have executed and delivered the Second Amendment to Aircraft Loan and Security Agreement dated as of August 13, 1998, which amends the Loan Agreement [N616FF].

          (f) The Lender has received a Certificate of Resolutions, certified by the corporate secretary of the Borrower and setting forth a true, complete and accurate copy of the resolutions approved by the Board of Directors of the Borrower authorizing the entering into, execution and delivery of this Amendment and the New Note, the Consolidated Note, the Amended Note, and the Assignment Agreement by the Borrower thereunder;

          (g) The Lender has received an Opinion of Counsel from the Borrower's counsel in form and substance acceptable to the Lender;

          (h) The Lender has received an Officer's Certificate setting forth the following: (i) the name of each of the duly elected and acting officers of the Borrower together with the title of the office each holds; (ii) the name and title of each officer of the Borrower who is authorized by the Board of Directors of the Borrower to enter into, execute and deliver the Documents on behalf of the Borrower and a specimen signature of each of said officers, (iii) a certified copy of a current Certificate of Good Standing of the Borrower certified by the Secretary of State of the State of Delaware and (iv) a representation that there have been no changes in the Borrower's Articles of Incorporation and By-Laws since the Fifth Amendment to the Loan Agreement.

          (k) Such other agreements, certificates instruments or legal opinions in writing as shall be deemed by the Lender or its counsel reasonably necessary or desirable in order to more fully and completely service, protect, perfect or preserve the Lender's Security Interests and other interests in and to the Aircraft, and otherwise under the Documents and the Mortgage.

     5.   ACKNOWLEDGMENTS AND CONFIRMATIONS.
          ---------------------------------

          5.1 All references in the Loan Agreement and every other agreement, instrument and document executed and delivered by the Borrower in connection therewith, to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as

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amended hereby.

          5.2 The Loan Agreement and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.

     6.   MISCELLANEOUS.
          -------------

          6.1 The Borrower will upon receipt of invoices by the Lender or upon the Lender's demand, pay to or reimburse the Lender for all reasonable out-of-pocket expenses of the Lender incurred in connection with the negotiation, execution and delivery of this Amendment and each of the other Loan Document Amendments contemplated hereby, including, without limitation, all reasonable legal fees and disbursements of the Lender's counsel incurred in connection with all professional services rendered and disbursements incurred by said lawyers with respect thereto.

          6.2 Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its terms, and each of the Borrower and the Lender hereby ratify and affirm all of the terms and conditions of the Loan Agreement as amended hereby.

          6.3 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

          6.4 This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

          6.5 Time is of the essence with respect to the terms and provisions of this Amendment.

          6.6 This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Amendment.

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     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement as of the day and year first above written.


                                 TOWER AIR, INC.

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                                 By  /s/ M.K. Nachtomi
                                    ------------------------------------------
                                 Title   Chairman, President & CEO
                                 Tax ID No.: 11-262-1046


                                 FINOVA CAPITAL CORPORATION


                                 By  /s/ Don A. Luttenegger
                                    ------------------------------------------
                                 Title   Division VP

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